                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             GRADCO SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              GRADCO SYSTEMS, INC.

                                ----------------

                            NOTICE OF ANNUAL MEETING
                        TO BE HELD ON SEPTEMBER 18, 1998

                            ------------------------

To the Holders of the Common Stock:

    PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of GRADCO SYSTEMS, INC. will be held on September 18, 1998 at 9:00 a.m. local time, at Caesars Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada.

    The purposes of the meeting are as follows:

    1.  To elect six directors of the Company to serve a term of one year;

    2. To transact such other business as may properly be brought before the meeting.

    Stockholders of record as of the close of business on August 11, 1998 will be entitled to vote at said meeting.

    Enclosed is a copy of the Company's Report on Form 10-K for the fiscal year ended March 31, 1998 (excluding exhibits), and Letter to Shareholders, which comprise the Company's 1998 Annual Report to Stockholders, along with a proxy statement and proxy. Stockholders who do not expect to attend the Annual Meeting are requested to sign and return the enclosed proxy in the enclosed envelope.

                                          By Order of the Board of Directors

                                          Bernard Bressler
                                          SECRETARY

August 18, 1998

                              GRADCO SYSTEMS, INC.
                           3753 HOWARD HUGHES PARKWAY
                                   SUITE 200
                            LAS VEGAS, NEVADA 89109

                            ------------------------

                                PROXY STATEMENT
                          FOR HOLDERS OF COMMON STOCK

                             ---------------------

    This Proxy Statement is furnished to stockholders of GRADCO SYSTEMS, INC. (the "Company" or "Gradco") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company. Such meeting will be held on September 18, 1998, at 9:00 a.m., local time, at Caesars Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada, for the purposes set forth in the Notice of Meeting. It is anticipated that this Proxy Statement and accompanying material will be mailed to stockholders on August 18, 1998.

    If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. The proxy is in ballot form and each stockholder may indicate approval or disapproval as to the proposal identified in the proxy and accompanying Notice of Annual Meeting and as set forth and discussed in this Proxy Statement. The proposal will be presented by the Board of Directors of the Company. Where a choice is specified with respect to the proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal. The Proxy Committee appointed by the Board of Directors consists of Martin E. Tash and Bernard Bressler.

                         VOTING SECURITIES OUTSTANDING

    Stockholders of record entitled to vote will be determined as of the close of business on August 11, 1998. At that date, there were outstanding and entitled to vote 7,910,848 shares of Common Stock of the Company. Each share of Common Stock entitles the holder thereof to one vote.

    Set forth below is information concerning persons known to the Company to be beneficial owners of more than five percent (5%) of the Common Stock of the Company as of August 11, 1998:

                                                    NAME AND ADDRESS OF             AMOUNT AND NATURE OF   PERCENTAGE
TITLE OF CLASS                                        BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    OF CLASS
----------------------------------------  ----------------------------------------  --------------------   ----------
Common Stock,                             Ryback Management Corporation                   878,600(1)          11.1%
  no par value                            7711 Carondelet Avenue
                                          Box 16900
                                          St. Louis, MO 63105

                                                                                          580,549(2)           7.3%
                                          Dimensional Fund
                                          Advisors, Inc.
                                          1299 Ocean Avenue
                                          11th Floor
                                          Santa Monica, CA 90401

                                                                                          431,548              5.4%
                                          Martin E. Tash
                                          17049 Northway Circle
                                          Boca Raton, FL 33496

------------------------

(1) As set forth in Amendment No. 3 to Statement on Schedule 13G, dated January 23, 1998, Ryback Management Corporation ("Ryback"), a registered investment advisor, has sole voting and dispositive power as to 878,600 shares as of December 31, 1997. 776,000 of such shares are held by Lindner Growth Fund, a registered investment company, and 102,600 are managed by Ryback.

(2) As set forth in Amendment No. 6 to Statement on Schedule 13G, dated February 13, 1998, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 580,549 shares as of December 31, 1997, all of which shares are held on behalf of advisory clients of Dimensional, a registered open-end management investment company. Dimensional disclaims beneficial ownership of all such shares.

(3) As set forth in their joint Statement on Schedule 13D, dated June 29, 1998, Martin E. Tash and his wife Arlene Tash may be deemed to be the beneficial owners of 431,548 shares. Martin E. Tash has sole voting and dispositive power as to 111,990 shares owned solely by him (49,852 shares of which are held by a private profit sharing plan of which Mr. Tash is sole beneficiary and 28,085 shares of which are held by the Plenum Publishing Corporation ("Plenum") Profit Sharing Plan for the benefit of Mr. Tash) which, together with his currently exercisable options, represent 2.3% of the outstanding stock. Mr. and Mrs. Tash have shared voting and dispositive power as to 244,558 shares owned jointly by them, representing 3.1% of the outstanding stock. 75,000 shares which may be acquired upon the exercise of options held by Mr. Tash have been deemed outstanding for the purpose of computing his individual percentage ownership of outstanding shares, but not for the purpose of computing the percentage owned by any other party. Mrs. Tash disclaims beneficial ownership of the shares owned solely by Mr. Tash.

                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

    The By-laws of the Company provide for a Board of Directors consisting of between three and seven persons who are elected to serve until the next annual meeting and until their successors are elected and have qualified.

    Proxies solicited herein will be voted (unless authority is withheld) for the election, as directors of the Company, of the six nominees named in the following table, who will hold office until the Annual Meeting to be held in 1999, and until their respective successors are elected and have qualified. The nominees comprise the current Board of Directors, five of whom were elected by a vote of stockholders at a meeting held in September 1997 at which proxies were solicited, and the sixth of whom (Mark Takeuchi) was elected by the unanimous consent of the directors on September 12, 1997 after the Board increased its size to six directors.

    Management has no reason to expect that any of these nominees will fail to be a candidate at the meeting and, therefore, does not at this time have in mind any substitute for any nominee. In the event that any nominee for director should be unavailable, it is intended that such shares will be voted for the substitute nominee or nominees as may be determined by the Board of Directors.

    In accordance with the laws of the State of Nevada and the Company's By-laws, the election of directors requires a plurality of the votes cast. Proxies and ballots marked "FOR all nominees," "WITHHOLD AUTHORITY to vote for all nominees," or specifying that votes be withheld for one or more nominees, or which are executed without specification of a choice (in which case they will be voted for all nominees), are counted to determine the total number of votes cast. Broker non-votes are not counted.

    The following table sets forth the names, ages, principal occupations and other information regarding management's nominees for director, and the executive officers of the Company. Unless otherwise indicated, the term of office of all executive officers expires at the Annual Meeting.

                                          YEAR FIRST
                                           BECAME A
NAME                                       DIRECTOR                          BUSINESS EXPERIENCE
----------------------------------------  -----------  ----------------------------------------------------------------
Martin E. Tash,                                 1990   Mr. Tash has been Chairman of the Board and Chief Executive
  age 57                                               Officer of the Company since October 1990, and President of the
  Chairman of the Board, Chief Executive               Company since October 1991. Mr. Tash served as Chairman of the
  Officer, and President                               Board and President of Plenum Publishing Corporation from July
                                                       1977 to July 1998.

Harland L. Mischler,                            1990   Mr. Mischler has been Chief Financial Officer and a director of
  age 66                                               the Company since October 1990, and Executive Vice President of
  Executive Vice President, Chief                      the Company since October 1991. Mr. Mischler is a certified
  Financial Officer, and Director                      public accountant. Mr. Mischler served as Vice President,
                                                       Controller and Treasurer of Hobart Corporation from 1966 to
                                                       1981. From 1981 to 1984 he was Vice President of Finance of
                                                       Bausch & Lomb, Inc. At that time he purchased, with another,
                                                       Applied Research Laboratories, Inc., an analytical instrument company, in a leveraged buyout from Bausch & Lomb. After such company was sold profitably in 1987, Mr. Mischler founded HLM
                                                       Capital Resources, Inc., a private investment and holding
                                                       company of which he is President and Chairman.

Bernard Bressler,                               1990   Mr. Bressler has been Secretary and a director of the Company
  age 70                                               since October 1990, and Treasurer of the Company since April
  Secretary, Treasurer and Director                    1992. He has been a practicing attorney since 1952, and is presently a member of the firm of Bressler, Amery & Ross, P.C., counsel to the Company.

                                          YEAR FIRST
                                           BECAME A
NAME                                       DIRECTOR                          BUSINESS EXPERIENCE
----------------------------------------  -----------  ----------------------------------------------------------------
Robert J. Stillwell,                            1991   Mr. Stillwell has been a director of the Company since October
  age 62                                               1991. Mr. Stillwell owns and operates the Robert J. Stillwell
  Director                                             Agency, Inc., an independent life and health insurance agency which he founded over 20 years ago, and he owns and operates
                                                       Nationwide Property Management, which handles diverse real estate investments in which he is involved. In 1985 Mr.
                                                       Stillwell founded and is the principal owner of Service Concepts
                                                       Unlimited, Inc. Mr. Stillwell is a director of Crusader Savings
                                                       Bank located in Rosemont, Pennsylvania.

Thomas J. Burger,                               1993   Mr. Burger has been a director of the Company since October
  age 51                                               1993. He is Associate Senior Vice President of NEC America, Inc.
  Director                                             (a position he has held since July 1993), and is responsible for the sale and marketing of its business telephone systems
                                                       throughout the United States. Prior thereto, he was President and a director of two wholly-owned subsidiaries of NEC America
                                                       Inc., which conducted the sales, installation and maintenance of
                                                       NEC communication systems and networks throughout the Central,
                                                       South and Western United States. From August 1988 to December
                                                       1989 Mr. Burger was President and a director of Marcom
                                                       Communications Inc. After he reorganized its telecommunication subsidiary, the subsidiary was sold to NEC America and he became an employee of NEC. In July 1987 Mr. Burger founded Astra
                                                       Services Inc., a computer company providing various software development services to the communications industry. Astra
                                                       Services was sold profitably in 1992. From 1973 to 1987 Mr.
                                                       Burger was employed in various capacities by Telecom Plus
                                                       International Inc., one of the major independent interconnect companies in the U.S. He became President in 1980, a position he held until May 1987 when the company was sold to Siemens
                                                       Communications.

Masakazu (Mark) Takeuchi,                       1997   Mr. Takeuchi has been a director of the Company since September
  age 61                                               1997. He has been President and Chief Executive Officer of
  Director of the Company and President,               Gradco (Japan) Ltd. ("GJ") since 1989 and a director of GJ since
  Chief Executive Officer and Director                 1988. He is also President and a director of Gradco (USA) Inc.
  of Gradco (Japan) Ltd.                               He was Senior Vice President of Far East Operations and New
                                                       Business Development of the Company from August 1988 to October
                                                       1990, and a director of the Company from March 1990 until
                                                       October 1990. Mr. Takeuchi was also Chairman of GJ from August
                                                       1988 until December 1988. Previously, from 1961, Mr. Takeuchi was employed by C. Itoh & Co. Ltd. in various positions.

                                          YEAR FIRST
                                           BECAME A
NAME                                       DIRECTOR                          BUSINESS EXPERIENCE
----------------------------------------  -----------  ----------------------------------------------------------------
Akira (Tony) Shinomiya,(1)                    --       Mr. Shinomiya has been Chief Financial Officer and a director of
  age 55                                               GJ since January 1989. From 1987 to 1988, he served as deputy
  Chief Financial Officer and Director                 General Manager of C. Itoh Electronics Corp. and from September
  of Gradco (Japan) Ltd.                               1985 through 1986 he was Section Manager of the Electronics
                                                       Division of C. Itoh & Co. Ltd. From 1975 to 1985 he was Vice
                                                       President of C. Itoh Electronics Inc. in Los Angeles,
                                                       California.

------------------------

(1) Akira (Tony) Shinomiya, who is listed in the table, is an executive officer of Gradco (Japan) Ltd. ("GJ"), the Company's majority-owned Japanese subsidiary. The Company's primary business is conducted through GJ. Due to the significance of the role of Mr. Shinomiya in managing the operations of GJ and conducting its relationship with the Company, information regarding him has been included in various portions of this Proxy Statement. However, the inclusion of such information under references to "executive officers of the Company" is not an acknowledgement that Mr. Shinomiya may be so characterized, since he is not employed by the Company nor does he perform a policy-making function for the Company.

    The term of office of Mr. Shinomiya expires at the ordinary general shareholders meeting of GJ for fiscal 2000, to be held in June 2000.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    During fiscal 1998, Harland L. Mischler failed to file on a timely basis a Statement of Changes in Beneficial Ownership On Form 4, reporting the exercise of stock options for the purchase of 4,000 shares. Mr. Mischler has since filed the Form 4 reporting such exercise.

                   EQUITY SECURITIES OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company by each director, each of the executive officers named in the Summary Compensation Table set forth below, and by all officers and directors as a group (7 persons), as of August 11, 1998.

                                                                                                           PERCENTAGE
                                                    NAME AND ADDRESS OF             AMOUNT AND NATURE OF       OF
TITLE OF CLASS                                        BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    CLASS(1)
----------------------------------------  ----------------------------------------  --------------------   ----------
Common Stock,                             Martin E. Tash                                  431,548(2)           5.4%
  no par value                            17049 Northway Circle
                                          Boca Raton, FL 33496

                                                                                          123,000(3)           1.5%
                                          Harland L. Mischler
                                          7900 Glades Road
                                          Boca Raton, FL 33434

                                                                                           23,786(4)             *
                                          Bernard Bressler
                                          17 State Street
                                          New York, NY 10004

                                                                                           34,600(5)             *
                                          Robert J. Stillwell
                                          1009 N. Bethlehem Pike
                                          Springhouse, PA 19477

                                                                                            7,500(6)             *
                                          Thomas J. Burger
                                          1555 West Walnut Lane
                                          Irving, TX 75038

                                                                                           33,000(6)             *
                                          Masakazu (Mark) Takeuchi
                                          Shibuya-ku, Tokyo 150 Japan

                                                                                           16,000(7)             *
                                          Akira (Tony) Shinomiya
                                          Shibuya-ku, Tokyo 150 Japan

                                                                                          669,434(8)           8.3%
                                          All Executive Officers and Directors as
                                          a Group (comprising the 7 persons shown
                                          above)

------------------------

 *  Less than 1%

(1) In each instance where a named individual is listed as the holder of a currently exercisable option, the shares which may be acquired upon exercise thereof have been deemed outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but not for the purpose of computing the percentage owned by any other person, except the group referred to in note (8).

(2) See note (3) to the table in section, VOTING SECURITIES OUTSTANDING, above.

(3) Includes 52,000 shares owned directly by HLM Capital Resources, Inc., a private investment and holding corporation, of which Mr. Mischler is President, Chairman and major shareholder, and 25,000 shares owned directly by Mr. Mischler. Also includes currently exercisable options granted to Mr. Mischler to purchase 46,000 shares of the Company's stock.

(4) Includes 2,626 shares held by Mr. Bressler's wife. Mr. Bressler disclaims beneficial ownership of the shares owned by his wife.

(5) Includes 17,100 shares held for Mr. Stillwell in an individual retirement account, and 7,500 shares which may be acquired upon the exercise of currently exercisable options.

(6) Represents shares which may be acquired upon the exercise of currently exercisable options.

(7) See note (1) to table under NOMINEES FOR DIRECTORS, in section, ELECTION OF DIRECTORS, above. The number of shares shown represents those which are subject to currently exercisable options.

(8) The number of shares and percentage owned includes 185,000 shares which may be acquired through exercise of currently exercisable options held by certain of such persons individually named. The number of outstanding shares for purpose of computation of percentage of ownership by the group includes such shares.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has an Audit Committee. The members of the Committee currently are Harland L. Mischler (Chairman), Robert J. Stillwell and Thomas J. Burger. The functions of the Committee include the recommendation to the Board of independent auditors for the annual audit of the Company, and the discussion and review of the audit work with the auditors so appointed. The Audit Committee met once during the last fiscal year.

    The Board of Directors has no Nominating Committee or Compensation
Committee.

    The Board of Directors met four (4) times during the last fiscal year. Each of the directors in office at the times of such meetings were in attendance.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation awarded to, earned by or paid to the following persons through August 11, 1998 for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years ended March 31, 1998, 1997 and 1996: (1) the Company's Chief Executive officer, and (2) each of the other executive officers whose total compensation for the fiscal year ended March 31, 1998 required to be disclosed exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                                                    SECURITIES
                                                                                                    SALARY AND      UNDERLYING
NAME AND PRINCIPAL POSITION                                                                 YEAR  BONUS ($)(1)(2)   OPTIONS(3)
------------------------------------------------------------------------------------------  ----  ---------------   ----------
Martin E. Tash............................................................................  1998      125,000         100,000
 Chairman of the Board,                                                                     1997      125,000          --
 President and Chief                                                                        1996      125,000          --
 Executive Officer

Masakazu (Mark) Takeuchi..................................................................  1998      263,388          60,000
 President,                                                                                 1997      317,996          --
 Gradco (Japan) Ltd.                                                                        1996      315,248          --

Akira (Tony) Shinomiya....................................................................  1998      232,358          40,000
 Chief Financial Officer                                                                    1997      278,757          --
 Gradco (Japan) Ltd.                                                                        1996      277,940          --

------------------------

(1) With regard to Mr. Tash, the amounts shown in this column represent compensation for special services rendered as a director.

(2) With regard to Messrs. Takeuchi and Shinomiya, the amounts shown in these columns represent compensation paid to such individuals for services as executive officers of GJ. See note (1) to table under NOMINEES FOR DIRECTORS, in section, ELECTION OF DIRECTORS, above. Such compensation includes bonuses for 1997 in the amount of $37,286 and $31,072 for Messrs. Takeuchi and Shinomiya, respectively. All such compensation was paid in yen by GJ and is translated into dollars at each year's average annual exchange rates in the above table. When measured in yen, there was a 17% increase in compensation from 1996 to 1997 and a 9.4% decrease in compensation from 1997 to 1998.

(3) Represents the number of shares of common stock issuable upon the exercise of options granted to the named officer pursuant to the 1997 Stock Option Plan (see below) during the last fiscal year.

STOCK OPTION PLANS

    On September 11, 1997, the Board of Directors adopted the Company's 1997 Stock Option Plan (the "1997 Plan") which provides for the grant of options which do not qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. Any officer, director, key employee or consultant of the Company or any of its subsidiaries, in the discretion of the Board of Directors, may be designated to receive options under this plan. The 1997 Plan provides for the issuance of up to 400,000 shares of Gradco common stock upon the exercise of stock options (subject to adjustment in the event of a stock split, stock dividend, consolidation, reorganization, or comparable change in Gradco's capital structure).

    The 1997 Plan is administered by the Company's Board of Directors. Subject to limitations contained in the 1997 Plan, the Board determines the optionees, option prices, number of shares subject to such options, the duration of each option, the dates of grant (no options may be granted after September 11, 2007), and the schedule for exercise of each option. The options are not transferable. Currently, options for 259,000 shares are outstanding under the 1997 Plan. 133,000 shares are available for issuance under the 1997 Plan.

    Gradco also has a 1988 Stock Option Plan (the "1988 Plan") which provides for the grant of options which either do or do not qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. Any officer, director or key employee of Gradco or any of its subsidiaries, in the discretion of the Stock Option Committee, may be designated to receive options under this plan. The 1988 Plan, which provided for the issuance of up to 350,000 shares of Gradco common stock upon exercise of stock options, terminated on May 25, 1998 in accordance with its terms. Thus, no additional options may be granted thereunder, but the termination does not affect the validity of outstanding options. Currently, options for 287,000 shares are outstanding under the 1988 Plan.

    The Stock Option Committee, which administers the 1988 Plan, is appointed by the Board of Directors. Bernard Bressler and Robert J. Stillwell currently comprise the Stock Option Committee. Since no new options may be issued under the 1988 Plan, the Committee's powers under such Plan are limited to such administrative matters as may arise with regard to currently outstanding options.

    The following table sets forth the options that were granted under the 1997 Plan during fiscal 1998 to the executive officers named in the SUMMARY COMPENSATION TABLE, above. During this period, no options were granted to said executive officers under the 1988 Plan and no options were exercised by said executive officers under either stock option plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF                               MARKET
                                SECURITIES   PERCENT OF                PRICE ON
                                UNDERLYING  TOTAL OPTIONS   EXERCISE   DATE OF                 GRANT DATE
                                 OPTIONS     GRANTED IN      PRICE      GRANT     EXPIRATION    PRESENT
NAME                             GRANTED     FISCAL YEAR     ($/SH)     ($/SH)     DATE (1)    VALUE($)(2)
------------------------------  ---------   -------------   --------   --------   ----------   ----------
Martin E. Tash................   100,000        32.1%         2.00       8.00      9/11/07      712,000

Masakazu (Mark) Takeuchi......    60,000        19.2%         2.00       8.00      9/11/07      427,200

Akira (Tony) Shinomiya........    40,000        12.8%         2.00       8.00      9/11/07      284,800

------------------------

(1) The options also expire 90 days after the optionee ceases to be an employee of the Company (or a subsidiary) for any reason other than the optionee's death or total permanent disability. In the event of an optionee's death or total permanent disability, the options may be exercised for a period of 365 days after such event, but in no event later than September 11, 2007.

(2) The Black-Scholes model was used to calculate the present value of the options granted. The underlying assumptions used were: expected volatility (50%), risk-free rate of return (6.5%), dividend yield (none) and time of exercise (10 years).

    The following table sets forth the number of shares underlying unexercised options held at March 31, 1998 together with the value of such options as of March 31, 1998.

                     UNEXERCISED OPTIONS AT FISCAL YEAR-END

                                                                                         NUMBER OF SECURITIES
                                                                                    UNEXERCISED AT FISCAL YEAR-END
NAME                                                                                  EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------  ----------------------------------
Martin E. Tash..................................................................            75,000/75,000

Masakazu (Mark) Takeuchi........................................................            33,000/45,000

Akira (Tony) Shinomiya(1).......................................................            16,000/30,000

                                                                                      VALUE OF UNEXERCISED

                                                                                     IN-THE-MONEY OPTIONS AT

                                                                                         FISCAL YEAR-END

NAME                                                                              EXERCISABLE/UNEXERCISABLE ($)

--------------------------------------------------------------------------------  -----------------------------

Martin E. Tash..................................................................         334,375/384,375

Masakazu (Mark) Takeuchi........................................................          83,625/230,625

Akira (Tony) Shinomiya(1).......................................................          53,500/153,750


------------------------

(1) Mr. Shinomiya (together with Mr. Takeuchi) is an executive officer of Gradco (Japan) Ltd. See note (1) to table under NOMINEES FOR DIRECTORS, in section, ELECTION OF DIRECTORS, above.

    During the last fiscal year, no options under the 1988 Plan or 1997 Plan were exercised by the executive officers named in the SUMMARY COMPENSATION TABLE, above.

RETIREMENT PLAN (GJ)

    In June 1994, GJ adopted a retirement plan providing that, subject to approval by GJ's shareholders at the time of proposed payment, a retirement allowance be paid by GJ to a member of GJ management who retires after his term of office or by reason of reaching his mandatory retirement age. The amount of the retirement allowance is determined by a formula multiplying (1) the monthly salary at the time of retirement, by (2) the number of years served, by (3) a factor which varies depending upon the office held by the eligible individual. Each of Messrs. Takeuchi and Shinomiya is eligible for payments under this plan upon his retirement.

COMPENSATION OF DIRECTORS

    Each director of the Company who is not also an officer (of the Company or GJ) receives a fee of $1,250 for each quarter in a fiscal year during which he serves in such position. Accordingly, Mr. Stillwell and Mr. Burger each received $5,000 for the 1998 fiscal year.

    Martin E. Tash (the Company's President and Chairman of the Board) received $125,000 in cash for special services rendered to the Company as a director during the fiscal year ended March 31, 1998. This amount is included in the SUMMARY COMPENSATION TABLE, above.

    HLM Capital Resources, Inc., a closely held corporation controlled by Harland L. Mischler (the Company's Executive Vice President and Chief Financial Officer) received $70,000 in cash for special services rendered by Mr. Mischler as a director during the fiscal year ended March 31, 1998.

    All directors (and Messrs. Tash, Mischler, Bressler and Shinomiya in their capacity as officers as well) are eligible to receive options under the 1988 Stock Option Plan and 1997 Stock Option Plan. See the table captioned UNEXERCISED OPTION GRANTS AT FISCAL YEAR-END, above, as to options held by Messrs. Tash, Takeuchi and Shinomiya as of March 31, 1998. As of that date, Mr. Mischler held options for 46,000 shares and Messrs. Stillwell and Burger each held options for 7,500 shares, all of which were issued under the 1988 Plan.

    Bernard Bressler, a practicing attorney, receives compensation based on his usual hourly rate for attendance at Board meetings.

INDEMNIFICATION

    The Company's By-Laws provide that it shall, to the fullest extent permitted by the Nevada General Corporation Law, indemnify any person against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was a director, officer, employee or agent of the Company. Accordingly, all current officers and directors of the Company are entitled to indemnification by the Company under this provision. In addition, James P. Owens, who served as an officer of the Company from 1989 until April 1992, is entitled to indemnification under such provision based on his activities in such capacity. Mr. Owens is currently Vice President, Finance and Administration, of Gradco (USA) Inc., a wholly-owned subsidiary of Gradco Systems, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Board of Directors has no compensation committee (or other Board committee performing equivalent functions); compensation policies applicable to executive officers are determined by the Board. During the fiscal year ended March 31, 1998, the officers of the Company participating in the Board's deliberations concerning executive compensation were Martin E. Tash, Harland L. Mischler and Bernard Bressler (who are members of the Board).

    During the period since April 1, 1997 (the beginning of the Company's last fiscal year), there were no transactions between the Company and Plenum Publishing Corporation (which owned 913,000 shares of the Company prior to March 20, 1998) of the type required to be disclosed in section, CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, below.

BOARD REPORT ON EXECUTIVE COMPENSATION

    The Board of Directors of the Company, currently consisting of six members, approves all of the policies under which compensation is paid or awarded to the Company's executive officers. The executive officers of the Company (Messrs. Tash and Mischler) are members of the Board. While Messrs. Takeuchi and Shinomiya are listed in the SUMMARY COMPENSATION TABLE, above, for informational purposes, they are considered to be executive officers of Gradco (Japan) Ltd. ("GJ") and not of the Company; their compensation is paid by GJ and is determined by GJ's Board of Directors.

    It is the current policy of the Company's Board of Directors to compensate those directors of the Company who are also executive officers of the Company (i.e., Messrs. Tash and Mischler) only for their special services rendered as directors, and not for their services as officers, PER SE. This policy has been implemented as a means of saving costs for the Company in an area in which it might otherwise have to expend substantial sums in order to pay said executive officers, as such, at a level commensurate with their levels of authority. Messrs. Tash and Mischler (who became directors and officers in October 1990) have thus far been willing to serve on this basis. Their activities as officers are performed part time, and they are not separately compensated for them.

    The compensation paid to Messrs. Tash and Mischler during the fiscal year ended March 31, 1998 is in recognition of their extraordinary services as directors in connection with, among other matters, the continuing implementation of cost efficiencies, the restructuring of the Company's subsidiaries and the defense of the Hamma and DuBois lawsuits against the Company. Because this compensation is for special services as a director, rather than services as an executive officer, it is not related to corporate performance factors, and the discussion of said factors, which would otherwise be required by this item, has therefore not been included.

PERFORMANCE GRAPH

    Set forth below is a graph comparing the yearly percentage change in the cumulative total return of Gradco Common Stock with the cumulative total return of the NASDAQ Stock Market (US & Foreign) Index and with the cumulative total return of an index comprised of a group of peer issuers, selected by the Company, in its industry, over the five-year period ending on March 31, 1998.

  DATE     COMPANY INDEX   MARKET INDEX  PEER INDEX
---------  --------------  ------------  -----------
 03/31/93       100.000        100.000      100.000
 03/31/94       113.333        108.449       83.753
 03/31/95       180.000        119.420       69.386
 03/29/96       180.000        161.671      102.080
 03/31/97       178.333        179.159       67.855
 03/31/98       380.000        270.505       63.517

    It is assumed in the graph that $100 was invested in the Common Stock of the Company, in the stock of the companies in the NASDAQ Stock Market (US & Foreign) Index, and in the stocks of the companies comprising the peer group index, on March 31, 1993, and that all dividends received within a quarter were reinvested in that quarter. The ten issuers selected by the Company for inclusion in the peer group index are: Check Technology Corp., CSP, Inc., Datasouth Computer Corp., Gateway Industries, Inc., Liuski International, Inc., Mitek Systems, Inc., NDC Automation, Inc., PCC Group, Inc., Personal Computer Products, Inc., and Random Access, Inc. The stock of five of said issuers ceased trading on their respective exchanges, as of the following dates, within the five-year period covered by the graph: Datasouth and Gateway (in November 1994), Random Access (in September 1995), Personal Computer (in October 1995) and NDC Automation (in November 1995).

    The NASDAQ Stock Market (US & Foreign) and peer group indices were prepared by the Center for Research in Security Prices.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN BUSINESS RELATIONSHIPS

    Bernard Bressler, Secretary, Treasurer and a director of the Company, is a member of the law firm of Bressler, Amery & Ross, P.C., counsel to the Company. During the 1998 fiscal year, the Company paid legal fees of $128,803 to such firm.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    PricewaterhouseCoopers LLP are the independent certified public accountants who audited the Company's financial statements for the fiscal year ended March 31, 1998. The Board of Directors has not yet selected auditors for the current fiscal year; the Board believes that it will be appropriate to do so at a later date, closer to the time when the audit is to be conducted, so that the selection can be made in the context of the Company's specific requirements at that time.

    It is not expected that representatives of PricewaterhouseCoopers LLP will be present in person at the Annual Meeting. However, it is expected that such representatives will be available by telephone during the meeting to answer appropriate questions of stockholders.

                                 MISCELLANEOUS

TRANSACTION OF OTHER BUSINESS

    As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above. Should any other matter come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

STOCKHOLDER PROPOSALS

    In order for stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders, to be eligible for inclusion in the Company's Proxy Statement and the form of proxy for such meeting, they must be received by the Company at its principal offices in Las Vegas, Nevada prior to May 22, 1999.

                            SOLICITATION OF PROXIES

    The entire expense of preparing, assembling and mailing this Proxy Statement, the form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary in order to insure sufficient representation, officers and other regular employees of the Company, who will not be additionally compensated therefor, may request the return of proxies personally, by telephone or facsimile. The extent to which this will be necessary depends on how promptly proxies are received, and stockholders are urged to send their proxies without delay.

                                          By Order of the Board of Directors

                                          MARTIN E. TASH
                                          CHAIRMAN

Dated: August 18, 1998
     Las Vegas, Nevada

PROXY
                              GRADCO SYSTEMS, INC.
                      SOLICITED BY THE BOARD OF DIRECTORS
                FOR USE AT THE SEPTEMBER 18, 1998 ANNUAL MEETING

    The undersigned hereby appoints Martin E. Tash and Bernard Bressler, as Proxies, and each with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows regarding the election of directors:

  / / FOR all nominees listed     / / WITHHOLD
  below                           AUTHORITY
  (EXCEPT AS INDICATED TO THE     to vote for all
  CONTRARY BELOW)                 nominees listed
                                  below

Nominees: Martin E. Tash, Harland L. Mischler, Bernard Bressler, Robert J. Stillwell, Thomas J. Burger, Masakazu (Mark) Takeuchi.

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------

and in their discretion upon such other business as may be properly brought before the Annual Meeting of Stockholders of GRADCO SYSTEMS, INC. to be held at Caesars Palace, 3570 Las Vegas Boulevard South, Las Vegas, Nevada at 9:00 a.m. local time, and any adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

                        (Continued on the reverse side)

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE MANAGEMENT SLATE OF DIRECTORS.
                                              Date:_____________________________
                                              Signature: _______________________
                                              Print Name:_______________________
                                              Signature:________________________
                                                      (if jointly held)

                                              IMPORTANT: Please sign exactly as
                                              name appears here. Joint owners
                                              should both sign. When signing as
                                              executor, trustee, guardian,
                                              attorney or officer of a
                                              corporation, give title as such.
                                              If a partnership, please sign in
                                              partnership name.

    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.